SOPHIA Analysis by Chemotherapy (Ctx) Choice: A Phase 3 (P3) Study of Margetuximab (M) + Ctx vs Abstract #1040 Trastuzumab (T) + Ctx in Patients (pts) with Pretreated HER2+ Metastatic (met) Breast Cancer (MBC) Santiago Escriva-de-Romani, MD1, Seock-Ah Im, MD, PhD2, Fatima Cardoso, MD3, Javier Cortes, MD, PhD4, Giuseppe Curigliano, MD, PhD5, William J. Gradishar, MD, FASCO, FACP6, Mark D. Pegram, MD7, Gail S. Wright, MD, FACP, FCCP8, Christelle Levy, MD9, Michelino De Laurentiis, MD, PhD10, Jean-Marc Ferrero, MD11, Shakeela W. Bahadur, MD12, Sung-Bae Kim, MD13, Katarína Petráková, MD, PhD14, David A. Riseberg, MD15, Denise Yardley, MD16, Sutton Edlich17, Shengyan Hong, PhD17, Edwin Rock, MD, PhD17, Hope S. Rugo, MD18, on behalf of the SOPHIA Study Group rocke@macrogenics.com 1Vall d’Hebron University Hospital and Vall d’Hebron Institute of Oncology, Barcelona, Spain; 2Seoul National University Hospital, Cancer Research Institute, and College of Medicine, Seoul, Korea; 3Champalimaud Clinical Center/Champalimaud Foundation, Breast Unit, Lisbon, Portugal; 4IOB Institute of Oncology, Quironsalud Group, Madrid, Vall d’Hebron Institute of Oncology, Barcelona, Spain; 5University of Milano, European Institute of Oncology, IRCSS, Division of Early Drug Development, Milan, Italy; 6Northwestern University, Division of Hematology/Oncology, Chicago, Illinois, USA; 7Stanford Women’s Cancer Center, Breast Cancer Oncology Program, Palo Alto, California, USA; 8Florida Cancer Specialists & Research Institute, New Port Richey, FL, USA; 9Centre François Baclesse, Institut Normand du Sein, Caen, France; 10National Cancer Institute “Fondazione Pascale,” Department of Breast and Thoracic Oncology, Naples, Italy; 11Centre Antoine Lacassagne, Department of Medical Oncology, Nice, France; 12Bannerer MD Anderson Cancer Center, Breast Cancer Program, Gilbert, Arizona, USA; 13Asan Medical Center, Department of Oncology, Seoul, Korea; 14Masaryk Memorial Cancer Institute, Department of Comprehensive Cancer Care, Brno, Czech Republic; 15Mercy Medical Center, Division of Medical Oncology and Hematology, Baltimore, Maryland, USA; 16Sarah Cannon Research Institute and Tennessee Oncology PLLC, Nashville, TN, USA; 17MacroGenics, Inc., Rockville, Maryland, USA; 18University of California San Francisco Helen Diller Family Comprehensive Cancer Center, San Francisco, CA, USA Background/Methods Figure 1. Progression-Free Survival Results by Chemotherapy y 1.0 y 1.0 ■■Despite advances, pretreated HER2+ MBC remains incurable with ongoing Capecitabine Eribulin 0.9 Treatment Group Events/Total Median (95% CI) HR (95% CI) 0.9 Treatment Group Events/Total Median (95% CI) HR (95% CI) Margetuximab plus Chemo 29/71 8.28 (5.55-11.50) 0.773 (0.473-1.262) Margetuximab plus Chemo 35/66 5.95 (3.81-8.05) 0.662 (0.416-1.053) need for new therapies. Investigational M has similar HER2 binding and 0.8 Trastuzumab plus Chemo 37/72 5.52 (4.17-8.28) Reference 0.8 Trastuzumab plus Chemo 39/70 4.17 (3.38-5.55) Reference Unstratiﬁed Logrank p-value: 0.3019 + Censor Unstratiﬁed Logrank p-value: 0.0797 + Censor antiproliferative effects as T. Relative to T, M Fc engineering increases 0.7 0.7 binding affinity for both variants of activating Fc receptor (FcR) CD16A and 0.6 0.6 decreases affinity for inhibitory FcR CD32B, coordinately activating innate 0.5 0.5 and adaptive immunity 0.4 0.4 0.3 0.3 ■■SOPHIA (NCT02492711), an open-label P3 trial, enrolled pts with HER2+ 0.2 0.2 MBC after pertuzumab and 1–3 lines of prior treatment (Tx) for MBC. 0.1 0.1 0.0 0.0 Randomization was 1:1 to M (15 mg/kg IV q3w + Ctx) or T (6 [8 for loading Progression-free Survival Probabilit Progression-free Survival Probabilit 0246810 12 14 16 18 20 22 24 26 0246810 12 14 16 18 20 22 24 26 dose] mg/kg IV q3w + Ctx), stratified by met sites (≤2, >2), Tx lines for met Patients-at-Risk Time from Initial Randomization (months) Patients-at-Risk Time from Initial Randomization (months) Margetuximab plus Chemo 71 49 34 16 14 9 3 3 3 2 1 1 0 Margetuximab plus Chemo 66 42 31 18 11 2 1 111 110 disease (≤2, >2), and Ctx choice, including capecitabine (Cap), eribulin (Eri), Trastuzumab plus Chemo 72 55 37 18 15 7 1 1 1 1 1 1 10 Trastuzumab plus Chemo 70 41 22 6 3 1 0 gemcitabine (Gem), or vinorelbine (Vin). Primary endpoints were central y 1.0 Gemcitabine y 1.0 Vinorelbine blinded PFS and OS, assessed sequentially using the stratified log-rank test 0.9 Treatment Group Events/Total Median (95% CI) HR (95% CI) 0.9 Treatment Group Events/Total Median (95% CI) HR (95% CI) Margetuximab plus Chemo 15/33 5.39 (4.07-11.01) 0.580 (0.285-1.180) Margetuximab plus Chemo 51/96 5.62 (4.24-6.97) 0.898 (0.596-1.352) 0.8 Trastuzumab plus Chemo 17/33 3.52 (1.45-7.16) Reference 0.8 Trastuzumab plus Chemo 42/95 5.13 (3.42-6.67) Reference ■■ Unstratiﬁed Logrank p-value: 0.1279 + Censor Unstratiﬁed Logrank p-value: 0.6058 + Censor M + Ctx prolonged PFS over T + Ctx (Table 1). Second interim OS results 0.7 0.7 from Sept 2019 favor M without significance (hazard ratio [HR], 0.89; 0.6 0.6 95% CI 0.69–1.13; nominal P=0.326) 0.5 0.5 0.4 0.4 Results 0.3 0.3 0.2 0.2 ■■Investigator chemotherapy choices, PFS hazard ratios (HRs), and safety 0.1 0.1 0.0 0.0 Progression-free Survival Probabilit Progression-free Survival Probabilit results by chemotherapy are shown in Table 1 and Figure 1 0 246810 12 14 16 18 20 22 24 26 0 2468101214161820222426 ■■ Patients-at-Risk Time from Initial Randomization (months) Patients-at-Risk Time from Initial Randomization (months) Patients receiving Eri and Gem had the lowest PFS HRs, favoring M over T, Margetuximab plus Chemo 33 24 16 5 3 2 1 1 1 0 Margetuximab plus Chemo 96 67 47 20 15 8 3 101 although no statistical significance of individual Ctx subgroups was seen Trastuzumab plus Chemo 33 12 9 4 3 1 1 0 Trastuzumab plus Chemo 95 54 31 16 10 4 1 101 ■■Table 1: There was variable toxicity among Ctx subgroups. Fewer subjects receiving Cap had Ctx related ≥Grade 3 Adverse Events (AEs) Table 2. Adverse Events Leading to Chemotherapy Discontinuation ■■ Grade (G) In this unblinded study, more pts on M than T in all subgroups discontinued Population1 Total ≥ Grade 3 Adverse Events Ctx alone due to AE; 8 on M and 7 on T also discontinued antibody G5 G4 G3 G2 G1 ■■Table 2: AEs leading to chemotherapy discontinuation were diverse; M + Ctx (n=264) 29 1 1 13 11 3 3 such AEs were considered probably or definitely related to antibody Cap (n=68) 8 1 1 2 4 – Aspiration pneumonia (G5), septic shock (G4), hydronephrosis (G3), colitis (G3) Eri (n=66) 9 – – 5 3 1 Left ventricular (LV) dysfunction, neuropathy, neutropenia, seroma3, spondylolisthesis therapy, including 2 on M (seroma, IRR) and 1 on T (pneumonia) Gem (n=35)2 6 – – 4 1 1 Asthenia, edema, stress, vasculitis Vin (n=95) 6 – – 2 3 1 Abdominal pain, infusion related reaction (IRR)3 Table 1. PFS and Safety Results by Chemotherapy T + Ctx (n=266) 17 – – 7 1 1 PFS, 265 events ≥ Grade 3 AEs Leading to Ctx Cap (n=71) 6 – – 5 1 - Fatigue, GI toxicity, leukemia, neuropathy, palmar-plantar erythrodysesthesia Population1 HR (95% CI)1 Ctx Related AEs2 Discontinuation2 Eri (n=68) 4 – – 3 1 - Intracranial hemorrhage, neuralgia, transaminase elevations Gem (n=32) 5 – – 3 1 1 Clostridium difficile infection, osteonecrosis of jaw, bilirubin elevation Intent-To-Treat (N=536) 0.76 (0.59-0.98) 41.7% M vs 40.6% T 11% M vs 6.4% T Vin (n=95) 2 – – 2 - - Intestinal obstruction, pneumonia3 1Safety data cutoff 10-Apr-2019: 530 subjects who received any study therapy.2 2 subjects had capecitabine selected but received gemcitabine. 3Considered probably or definitely related to antibody study therapy. Capecitabine (n=143) 0.77 (0.47-1.26) 25% M vs 28% T 11.8% M vs 8.5% T Eribulin (n=136) 0.66 (0.42-1.05) 45.5% M vs 48.5% T 13.6% M vs 5.9% T Conclusions Gemcitabine (n=66) 0.58 (0.29-1.18) 40% M vs 53.1% T 17.1% M vs 15.6% T ■■Margetuximab improved PFS over trastuzumab across all chemotherapy subgroups Vinorelbine (n=191) 0.90 (0.60-1.35) 51.6% M vs 40% T 6.3% M vs 2.1% T ■■Hazard ratio differences among chemotherapy subgroups may be driven by selection bias and/or tumor sensitivity to individual chemotherapies ■■ 1Primary PFS data cutoff 10-Oct-2018: 536 Intent-To-Treat subjects. Safety was acceptable and manageable in all chemotherapy subgroups 2Safety data cutoff 10-Apr-2019: 530 subjects who received any study therapy. We thank the patients who consented to this research and study teams at all participating study sites. Presented at the ASCO20 Virtual Scientific Program, May 29–31, 2020